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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) June 29, 2004




                         j2 Global Communications, Inc.
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             (Exact name of registrant as specified in its charter)




          Delaware                   0-25965                     51-0371142
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(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation             File Number)              Identification No.)


                              6922 Hollywood Blvd.
                                    Suite 500
                          Los Angeles, California 90028
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                    (Address of principal executive offices)




                                 (323) 860-9200
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              (Registrant's telephone number, including area code)





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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS

On June 29, 2004, j2 Global Communications, Inc. issued a press release announcing that it has acquired a portfolio of Internet-messaging technology patents and patent applications from NetOffice Solutions, LLC, and that it was issued two new U.S. patents for intellectual property developed internally. The press release is attached as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.




ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) EXHIBITS

             Exhibit
             Number            Description
             ------            -----------
             99.1              Press Release dated June 29, 2004.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 j2 Global Communications, Inc.
                                                 (Registrant)

Date: June 30, 2004                              By: /s/ Jeffrey D. Adelman
                                                     ----------------------
                                                     Jeffrey D. Adelman
                                                     Vice President, General
                                                     Counsel and Secretary




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                                INDEX TO EXHIBITS







Exhibit
Number           Description
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99.1             Press Release dated June 29, 2004.